UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 10, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Assignment and Assumption of Purchase and Sale Agreement Relating to AMLI at McGinnis Ferry
On October 10, 2014, Steadfast Apartment REIT, Inc. (the “Company”), through STAR McGinnis Ferry, LLC (“STAR McGinnis”), an indirect wholly-owned subsidiary of the Company, entered into an Assignment and Assumption of Purchase and Sale Agreement with Steadfast Asset Holdings, Inc., an affiliate of the the Company’s external advisor, Steadfast Apartment Advisor, LLC (the “Advisor”), whereby STAR McGinnis assumed the Purchase and Sale Agreement, dated as of July 9, 2014, as amended, relating to the acquisition of a 696-unit multifamily residential community located in Suwanee, Georgia, commonly known as AMLI at McGinnis Ferry (the “McGinnis Property”), from PPF AMLI 4021 McGinnis Ferry Road, LLC, a third party seller, for an aggregate purchase price of $98,500,000.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Additionally, the information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of AMLI at McGinnis Ferry
On October 16, 2014 (the “Closing Date”), STAR McGinnis acquired the McGinnis Property for an aggregate purchase price of $98,500,000, exclusive of closing costs. STAR McGinnis financed the payment of the purchase price for the McGinnis Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $73,660,600 (the “Loan”) from Berkadia Commercial Mortgage LLC (“Berkadia”), pursuant to the requirements of the Fannie Mae Multifamily Delegated Underwriting and Servicing Loan Program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage, the Environmental Indemnity and the Guaranty, each described below, the “Loan Documents”). For additional information on the terms of the Loan and Loan Documents, see Item 2.03 below. The Company has initiated the process to re-name the McGinnis Property to “The Residences on McGinnis Ferry.”
The McGinnis Property was constructed in two phases in 1998 and 2002 and consists of 40 residential buildings, two leasing offices and two clubhouses situated on an approximately 86-acre site. The garden-style property is comprised of 208 one-bedroom units, 372 two-bedroom units and 116 three-bedroom units that average 1,217 square feet with an average monthly rent of $1,068. Apartment amenities at the McGinnis Property include nine-foot ceilings, double crown moldings, designer kitchens and baths, maple or oak cabinetry, ceramic accent tiles, availability of high-speed internet access and large walk-in closets. In addition, select units have fireplaces, ceiling fans, built-in wine racks, open breakfast bars, kitchen pantries, oversized garden tubs, double-sink bathroom vanities, large utility rooms with full-size washer/dryer connections, guest powder rooms, oversized balconies and exterior storage. Property amenities at the McGinnis Property include two resort-style swimming pools, a 24-hour fitness center, three lighted tennis courts, walking and bicycle trail, executive business center and conference room, resident activity center with gourmet kitchen, kids activity room, two clothes care centers, two car care facilities and two expansive playgrounds. As of October 1, 2014, the McGinnis Property was approximately 97% occupied.
An acquisition fee of approximately $1,100,000 was earned by the Advisor in connection with the acquisition of the McGinnis Property. A financing coordination fee of approximately $737,000 was earned by the Advisor in connection with the financing of the McGinnis Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the McGinnis Property
On the Closing Date, STAR McGinnis and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the McGinnis Property. Pursuant to the Management Agreement, STAR McGinnis is to pay Steadfast Management a monthly management fee in an amount equal to 2.50% of the McGinnis Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on October 16, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR McGinnis may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
STAR McGinnis also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the McGinnis Property for a fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Loan
In connection with the acquisition of the McGinnis Property, STAR McGinnis borrowed $73,660,600 from Berkadia pursuant to the Loan Agreement. The Loan has a 120-month term with a maturity date of November 1, 2024 (the “Maturity Date”). STAR McGinnis paid a loan origination fee of $368,303 to Berkadia in connection with the Loan.
Interest on the outstanding principal balance of the Loan accrues at an initial rate of 1.85%, and an interest payment of $113,560 is due and payable on December 1, 2014. Beginning December 1, 2014 and continuing until the Maturity Date, a monthly interest payment on the outstanding principal balance of the Loan that accrues at the one-month London Interbank Offered Rate (LIBOR) plus 1.70%, as further described in the Loan Agreement, will be due and payable on the first day of each month. In addition, beginning on December 1, 2019 and continuing until the Maturity Date, a monthly payment of principal in the amount of $113,399 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Loan is due and payable in full on the Maturity Date.
STAR McGinnis may voluntarily prepay all of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due to Berkadia under the Loan Documents following the first year of the Loan, provided that STAR McGinnis provides Berkadia with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.
The performance of the obligations of STAR McGinnis under the Loan is secured by a Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement with respect to the McGinnis Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR McGinnis assigned all of its rights under the Management Agreement to Berkadia upon an event of default under the Loan Documents.
In connection with the acquisition of the McGinnis Property, STAR McGinnis also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR McGinnis agreed to indemnify, defend and hold harmless Berkadia and certain other parties identified in the Environmental Indemnity, from and against all actions, damages, claims or other liabilities that Berkadia or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the McGinnis Property or any other property from which hazardous materials derived or allegedly derived from the McGinnis Property, (2) any actual or alleged violation of any environmental laws applicable to the McGinnis Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR McGinnis, (4) any failure by STAR McGinnis to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Loan. The Company absolutely, unconditionally and irrevocably guaranteed to Berkadia the full and prompt payment and performance when due of all amounts for which STAR McGinnis is personally liable under the Loan Documents, in addition to all costs and expenses incurred by Berkadia in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On October 22, 2014, the Company distributed a press release announcing the completion of the acquisition of the McGinnis Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, executed as of July 9, 2014, by and between Steadfast Asset Holdings, Inc. and PPF AMLI 4021 McGinnis Ferry Road, LLC and First American Title Insurance Company in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, made as of August 8, 2014, by and between PPF AMLI 4021 McGinnis Ferry Road, LLC and Steadfast Asset Holdings, Inc.

10.3	Assignment and Assumption of Purchase and Sale Agreement, dated as of October 10, 2014, by and between Steadfast Asset Holdings, Inc. and STAR McGinnis Ferry, LLC

10.4	Property Management Agreement, made and entered into as of October 16, 2014, by and between Steadfast Management Company, Inc. and STAR McGinnis Ferry, LLC

10.5	Construction Management Services Agreement entered into as of October 16, 2014, by and between STAR McGinnis Ferry, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of October 16, 2014, by STAR McGinnis Ferry, LLC in favor of Berkadia Commercial Mortgage LLC

10.7	Multifamily Loan and Security Agreement (Non-Recourse), dated as of October 16, 2014, by and between STAR McGinnis Ferry, LLC and Berkadia Commercial Mortgage LLC

10.8
Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of October 16, 2014, by STAR McGinnis Ferry, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.9	Guaranty of Non-Recourse Obligations, dated as of October 16, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

10.10	Environmental Indemnity, dated as of October 16, 2014, by STAR McGinnis Ferry, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.11	Assignment of Management Agreement, dated as of October 16, 2014, by and among STAR McGinnis Ferry, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

99.1	Press release, dated October 22, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	October 22, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, executed as of July 9, 2014, by and between Steadfast Asset Holdings, Inc. and PPF AMLI 4021 McGinnis Ferry Road, LLC and First American Title Insurance Company in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, made as of August 8, 2014, by and between PPF AMLI 4021 McGinnis Ferry Road, LLC and Steadfast Asset Holdings, Inc.

10.3	Assignment and Assumption of Purchase and Sale Agreement, dated as of October 10, 2014, by and between Steadfast Asset Holdings, Inc. and STAR McGinnis Ferry, LLC

10.4	Property Management Agreement, made and entered into as of October 16, 2014, by and between Steadfast Management Company, Inc. and STAR McGinnis Ferry, LLC

10.5	Construction Management Services Agreement entered into as of October 16, 2014, by and between STAR McGinnis Ferry, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of October 16, 2014, by STAR McGinnis Ferry, LLC in favor of Berkadia Commercial Mortgage LLC

10.7	Multifamily Loan and Security Agreement (Non-Recourse), dated as of October 16, 2014, by and between STAR McGinnis Ferry, LLC and Berkadia Commercial Mortgage LLC

10.8
Multifamily Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of October 16, 2014, by STAR McGinnis Ferry, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.9	Guaranty of Non-Recourse Obligations, dated as of October 16, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkadia Commercial Mortgage LLC

10.10	Environmental Indemnity, dated as of October 16, 2014, by STAR McGinnis Ferry, LLC to and for the benefit of Berkadia Commercial Mortgage LLC

10.11	Assignment of Management Agreement, dated as of October 16, 2014, by and among STAR McGinnis Ferry, LLC, Berkadia Commercial Mortgage LLC and Steadfast Management Company, Inc.

99.1	Press release, dated October 22, 2014